Filed Pursuant to Rule 497(e)
Registration No. 33-41913
THE GABELLI EQUITY SERIES FUNDS, INC.
(the “COMPANY”)
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Woodland Small Cap Value Fund
(each a “Fund” and together, the “Funds”)
Supplement dated June 30, 2011
to the Company’s ABCI Prospectus dated January 28, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Funds, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectus to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectus for contacting the Funds have not changed.
The following language replaces similar language found in the paragraph entitled “Investors Eligible for Sales Charge Waivers” under the “Classes of Shares” section beginning on p. 24 of the Company’s ABCI Prospectus:
Investors Eligible for Sales ChargeWaivers. Class A Shares of the Funds may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Funds’ Transfer Agent (“State Street”), BNY Mellon Investment Servicing (US) Inc., and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse, and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Funds or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Funds; (7) any unit investment trusts registered under the 1940 Act, which have shares of the Funds as a principal investment; (8) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (9) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds’ Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.
The following sub-heading replaces a similar sub-heading under the “Purchase of Shares” section on page 29 of the Company’s ABCI Prospectus:
Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares
The following paragraph has been inserted on page 29 of the Company’s ABCI Prospectus under the paragraph entitled “Telephone or Internet Investment Plan” under the sub-heading “Additional Purchase Information for Class A Shares, Class B Shares, Class C Shares, and Class I Shares” in the “Purchase of Shares” section:
Voluntary Conversion. Shareholders who currently hold Class A Shares and are eligible to purchase Class I Shares may convert existing Class A Shares to Class I Shares of the same fund through their dealer if the dealer has a specific agreement with the Distributor. Under current interpretations of applicable federal income tax law by the Internal Revenue Service (“IRS”), this voluntary conversion of Class A Shares to Class I Shares is not treated as a taxable event.